UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2009

VS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	11-3664322
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2101 91st Street

North Bergen, New Jersey 07047

(Address of Principal Executive Offices, including Zip Code)

(800) 223-1216

(Registrant’s telephone number, including area code)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

New Revolving Credit Facility

On September 25, 2009, VS Holdings, Inc. (“VS Holdings”), Vitamin Shoppe Industries Inc. (“VSI”) and VS Direct Inc. (“VS Direct” and together with VSI, the “Borrowers”) entered into a new revolving credit facility, and simultaneously terminated the existing credit facility that was entered into on November 15, 2005. The term of the credit facility extends through September 2013, with a potential termination in August 2012, depending upon indebtedness triggers, measured at that time, and allow the Borrowers to borrow up to $50.0 million, subject to the terms of the facility. Similar to the previous credit facility which was cancelled in connection with entering into the new agreement, access to funds under the credit facility is subject to a borrowing base calculated on the value of certain accounts receivable from credit card companies as well as the inventory of the Borrowers. The obligations under the credit facility are secured by a security interest in substantially all of the assets of VS Holdings, VSI and VS Direct. The credit facility subjects VS Holdings and the Borrowers to affirmative and negative covenants. The credit facility restricts, among other things, the ability of VS Holdings and the Borrowers to incur indebtedness, create or permit liens on their respective assets, declare or pay dividends or make certain other restricted payments, consolidate, merge or recapitalize, acquire or sell assets, make certain investments, loans or other advances, enter into transactions with affiliates, change their respective lines of business, and restricts the types of hedging activities each can enter into. The credit facility has a maturity date of September, 2013. The unused available line of credit under the credit facility as of September 29, 2009 was $40.5 million. The borrowings under the credit facility accrue interest, at option of VS Holdings and the Borrowers at the rate per annum announced from time to time by the agent as its “prime rate,” or at a per annum rate equal to 2.50% above the adjusted Eurodollar rate.

Upon the termination of the prior credit facility, the interest rate swap previously entered into in 2005 by VS Holdings and the Borrowers was cancelled on September 25, 2009, at cost of $3.1 million.

The full text of the credit facility is attached as Exhibit 99.3 and is incorporated by reference herein.

Intercreditor Agreement Joinder

In connection with the new revolving credit facility, JP Morgan Chase Bank, N.A. executed a joinder agreement whereby it agreed to become a party as Priority Lien Agent and as a Priority Lien Representative under the Intercreditor Agreement dated November 15, 2005 among Vitamin Shoppe Industries Inc., the Pledgors from time to time party thereto, Wachovia Bank, National Association, Wilmington Trust Company, and Wilmington Trust Company, as Collateral Agent, modified from time to time.

The full text of the joinder agreement is attached as Exhibit 99.4 and is incorporated by reference herein.

Intellectual Property Security Agreement

In connection with the new revolving credit facility, VS Direct and VSI, VS Holdings, collectively as grantors, entered into an intellectual property security agreement, dated as of September 25, 2009, with JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders under the credit facility, whereby the grantors granted a security interest to the lenders in certain trademarks and patents.

The full text of the intellectual property security agreement is attached as Exhibit 99.5 and is incorporated by reference herein.

Stock Pledge Agreements

In connection with the new revolving credit facility, VS Holdings entered into a stock pledge agreement, dated as of September 25, 2009, with JPMorgan Chase Bank, N.A., as agent for the lenders under the credit facility, whereby the VS Holdings pledged its 100% interest in the shares of capital stock of VSI to the lenders, subject to the terms of its agreements with JP Morgan Chase Bank and the lenders.

In connection with the new revolving credit facility, VSI entered into a stock pledge agreement, dated as of September 25, 2009, with JPMorgan Chase Bank, N.A., as agent for the lenders under the credit facility, whereby the VSI pledged its 100% interest in the shares of capital stock of VS Direct to the lenders, subject to the terms of its agreements with JP Morgan Chase Bank and the lenders.

The full text of the VS Holdings stock pledge agreement is attached as Exhibit 99.6 and the full text of the VSI stock pledge agreement is attached as Exhibit 99.7 and each is incorporated by reference herein.

Guarantees

In connection with the new revolving credit facility, VSI and VS Holdings entered into a guarantee, dated September 25, 2009, with JPMorgan Chase Bank, N.A., as agent for the secured parties, as defined therein, whereby the VSI and VS Holdings agreed to guarantee the payment and performance of the certain obligations of VS Direct.

In connection with the new revolving credit facility, VS Direct and VS Holdings entered into a guarantee, dated September 25, 2009, with JPMorgan Chase Bank, N.A., as agent for the secured parties, as defined therein, whereby the VS Direct and VS Holdings agreed to guarantee the payment and performance of the certain obligations of VSI.

The full text of the guarantee of VSI and VS Holdings of obligations of VS Direct is attached as Exhibit 99.8 and the full text of the guarantee of VS Direct and VS Holdings of obligations of VSI is attached as Exhibit 99.9 and each is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

In connection with entering into the new revolving credit facility on September 25, 2009, the Loan and Security Agreement, dated as of November 15, 2005, by and among VSI, VS Holdings and VS Direct and lenders and issuing bank from time to time party thereto, and Wachovia Bank, National Association as agent for the lenders, was terminated.

The information disclosed in Item 1.01 is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registration

The information disclosed in Item 1.01 is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2009, VS Parent, Inc. (“VS Parent”), VSI, and VS Holdings entered into additional amendments to the Employment and Non-Competition Agreement with each of Michael G. Archbold and Anthony Truesdale.

Amendment to Michael G. Archbold’s Employment Agreement

Pursuant to the amendment to the employment agreement with Mr. Archbold, the initial term of his employment with VS Parent, VSI, and VS Holdings was extended until April 15, 2012, unless terminated earlier pursuant to the termination provisions of his employment contract. Prior to this initial expiration of the term of his employment contract, the employment contract will automatically be extended for up to three successive one-year periods, unless either VSI or Mr. Archbold gives notice to the other party in writing at least 60 days prior to the end of the term (as may have been extended) that it does not intend to further extend the term of the employment contract. The employment agreement was also modified to provide that if VSI terminates Mr. Achbold’s employment due to its not renewing either the initial term of employment or any of the one-year extension periods, or upon the expiration of the third one-year extension of the employment term, then Mr. Archbold would be entitled to receive the same severance he would receive if VSI had terminated him without cause. Mr. Archbold’s employment contract was also modified to provide that in the event that his employment was terminated by VSI without cause (or due to its non-renewal of the employment term as described above), the component of his severance that is determined by reference to continued payment of his base salary will be paid as continued payment of his base salary until the date that is twelve months following Mr. Archbold’s termination of employment.

The full text of the amendment to Mr. Archbold’s employment agreement is attached as Exhibit 99.2 and is incorporated by reference herein.

Amendment to Anthony Truesdale’s Employment Agreement

Pursuant to the amendment to the employment agreement with Mr. Truesdale, the initial term of his employment with VS Parent, VSI, and VS Holdings was extended until March 31, 2012, unless terminated earlier pursuant to the termination provisions of his employment contract. Prior to this initial expiration of the term of his employment contract, the employment contract will automatically be extended for up to three successive one-year periods, unless either VSI or Mr. Truesdale give notice to the other party in writing at least 60 days prior to the end of the term (as may have been extended) that it does not intend to further extend the term of the employment contract. The employment agreement was also modified to provide that if VSI terminates Mr. Truesdale’s employment due to its not renewing either the initial term of employment or any of the one-year extension periods, or upon the expiration of the third one-year extension of the employment term, then Mr. Truesdale would be entitled to receive the same severance he would receive if VSI had terminated him without cause. Mr. Truesdale’s employment contract was also modified to provide that in the event that his employment was terminated by VSI without cause (or due to its non-renewal of the employment term as described above), the component of his severance that is determined by reference to continued payment of his base salary will be paid as continued payment of his base salary until the date that is twelve months following Mr. Truesdale’s termination of employment.

The full text of the amendment to Mr. Truesdale’s employment agreement is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits

99.1	Amendment No. 2 to Employment and Non-Competition Agreement, dated as of September 25, 2009 by and among Anthony Truesdale, VS Parent, Inc., Vitamin Shoppe Industries Inc. and VS Holdings, Inc.

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99.2	Amendment No. 2 to Employment and Non-Competition Agreement, dated as of September 25, 2009 by and among Michael G. Archbold, VS Parent, Inc., Vitamin Shoppe Industries Inc. and VS Holdings, Inc.

99.3	Loan and Security Agreement, dated as of September 25, 2009, by and among Vitamin Shoppe Industries Inc. and VS Direct Inc. as borrowers, VS Holdings, Inc. as Guarantor, the Lenders and Issuing Bank from time to time party thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent.

99.4	Intercreditor Agreement Joinder, dated as of September 25, 2009, by JPMorgan Chase Bank, N.A.

99.5	Intellectual Property Security Agreement, dated as of September 25, 2009, by and among Vitamin Shoppe Industries Inc., VS Direct Inc. and VS Holdings and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

99.6	Stock Pledge Agreement, dated September 25, 2009 by and between VS Holdings, Inc. as Pledgor and JPMorgan Chase Bank, N.A. as Pledgee.

99.7	Stock Pledge Agreement, dated September 25, 2009 by and between Vitamin Shoppe Industries Inc. as Pledgor and JPMorgan Chase Bank, N.A. as Pledgee.

99.8	Guarantee of Vitamin Shoppe Industries Inc. and VS Holdings, Inc., dated September 25, 2009, of obligations of VS Direct Inc. under the Loan and Security Agreement.

99.9	Guarantee of VS Direct Inc. and VS Holdings, Inc. , dated September 25, 2009, of obligations of Vitamin Shoppe Industries Inc. under the Loan and Security Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VS HOLDINGS, INC.
Date: September 30, 2009

	By:	/s/ James M. Sander
	Name:	James M. Sander
	Title:	Vice President, General Counsel and Corporate Secretary

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